EXHIBIT 23.1







                          INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in this Registration Statement on Form S-8 of Sitestar Corporation of our report dated April 14, 2000, which appears in the Current Report on Form 10-KSB/A for the year ended December 31, 1999.



                               /s/ Merdinger, Fruchter, Rosen & Corso, P.C.
                               --------------------------------------------
                                   MERDINGER, FRUCHTER, ROSEN & CORSO, P.C.
                                   Certified Public Accountants


Los Angeles, California
November 21, 2000